UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2014

INTERCONTINENTAL EXCHANGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

2100 RiverEdge Parkway, Suite 500 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700
(Registrant’s Telephone Number, Including Area Code)

IntercontinentalExchange Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective June 2, 2014, Intercontinental Exchange, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation and amended and restated its Second Amended and Restated Bylaws to change the name of the Company from “IntercontinentalExchange Group, Inc.” to “Intercontinental Exchange, Inc.” The full text of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation and the full text of the Company’s Third Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on 8-K, are incorporated herein by reference.

Two of the Company’s wholly-owned subsidiaries also changed their names effective June 2, 2014, as “IntercontinentalExchange, Inc.” changed its name to “Intercontinental Exchange Holdings, Inc.” and “NYSE Euronext Holdings LLC” changed its name to “NYSE Holdings LLC.”

Item 9.01               Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.             Description

3.1                           Certificate of Amendment, dated May 30, 2014 and effective June 2, 2014, to the Amended and Restated Certificate of Incorporation of the Intercontinental Exchange, Inc.

3.2                           Third Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated June 2, 2014.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: June 4, 2014	By:	/s/ Andrew J. Surdykowski
	Name:	Andrew J. Surdykowski
	Title:	Senior Vice President, Associate General Counsel

INDEX TO EXHIBITS

Exhibit No.             Description

3.1                           Certificate of Amendment, dated May 30, 2014 and effective June 2, 2014, to the Amended and Restated Certificate of Incorporation of the Intercontinental Exchange, Inc.

3.2                           Third Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated June 2, 2014.